UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2009

CORNELL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14472	76-0433642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 West Loop South, Suite 1500

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 623-0790

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 9, 2009, the following cash incentive payment amounts relating to 2008 were awarded to Cornell Companies, Inc.’s named executive officers:

a.                 James E. Hyman, Chairman, President & Chief Executive Officer - $826,875

b.                John  R. Nieser , Senior Vice President, Chief Financial Officer & Treasurer - $210,000

c.               Patrick N. Perrin, Senior Vice President, Chief Administrative Officer - $120,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNELL COMPANIES, INC.
Dated: March 12, 2009

	By:	/s/ Cathryn L. Porter
Cathryn L. Porter
Senior Vice President, General Counsel and Corporate Secretary